Exhibit 99.2

Maverick Tube Corporation
Certain Historical Information

Energy:                                            3/31/2004      6/30/2004      9/30/2004       12/31/2004           Total
                                                ----------------------------------------------------------------------------
Assumptions:
U.S. Domestic:
       Rig Count                                          1,118          1,164          1,229           1,249         1,190
       Import Market Share                                28.9%          37.0%          37.5%           36.6%         35.1%
       Inventory Change                                  57,066         73,335         (1,852)         (6,441)      122,108

       Energy Net Selling Price                      $   758.65   $   1,030.11     $ 1,133.60      $ 1,239.77    $ 1,028.71
       Total Cost/Ton                                $   615.18   $     788.69     $   889.62      $ 1,081.83    $   797.74

Canadian:
       Rig Count                                            528            202            326             420           369
       Total OCTG Shipments                             340,776        118,861        223,989         266,714       950,340
       OCTG Import Market Share                           31.7%          44.1%          36.5%           51.3%         39.9%
       OCTG Inventory Change                             (3,922)         7,298         29,964          49,470        79,810

       Energy Net Selling Price                      $   840.99   $     957.24     $ 1.154.29      $ 1,373.57    $ 1,081.39
       Total Cost/Ton                                $   620.81   $     626.97     $   693.03      $   985.76    $   741.96

Coiled Tubing:
       Coiled Tubing Net Selling Price               $ 2,828.39   $   2,795.89     $ 2,978.55      $ 4,529.54    $ 3,137.16
       Total Cost/Ton                                $ 1,956.44   $   1,852.09     $ 2,385.53      $ 2,590.68    $ 2,143.91


       U.S. Domestic Shipments                          159,184        127,204        142,149         132,208       560,745

       Revenues                                      $  120,764   $    131,035     $  161,141      $  163,907    $  576,846
       Costs                                             97,927         91,059        115,316         143,026       447,328
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $   22,837   $     39,976     $   45,825      $   20,880    $  129,519
       Gross Profit Margin                                18.9%          30.5%          28.4%           12.8%         22.5%


       Canadian Shipments                                88,670         39,533         60,080          74,764       263,047

       Revenues                                      $   74,571   $     37,842     $   69,350      $  102,694    $  284,456
       Costs                                             55,047         24,786         41,637          73,700       195,170
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $   19,523   $     13,056     $   27,713      $   28,994    $   89,286
       Gross Profit Margin                                26.2%          34.5%          40.0%           28.2%         31.4%


       Coiled Tubing Shipments                            4,660          4,778          4,386           2,704        16,528

       Revenues                                      $   13,181   $     13,358     $   13,064      $   12,248    $   51,850
       Costs                                              9,117          8,848         10,463           7,005        35,434
                                                ----------------------------------------------------------------------------
       Gross Profit Margin                           $    4,063   $      4,509     $    2,601      $    5,243    $   16,416
       Gross Profit Margin Percentage                     30.8%          33.8%          19.9%           42.8%         31,7%


       Couplings

       Revenues                                      $        -   $      9,197     $   12,262      $   15,950    $   37,408
       Costs                                                  -          9,265         11,143          14,090        34,498
                                                ----------------------------------------------------------------------------
       Gross Profit Margin                           $        -   $        (69)    $    1,119      $    1,860    $    2,910
       Gross Profit Margin Percentage                        0%           (.8%)          9.1%           11.7%          7.8%


       Tolling Selling Volume                             7,928          4,225          3,020           5,991        21,164
       Tolling Net Selling Price                     $   185.09   $     176.44     $   196.21      $   178.17    $   182.99
       Tolling Other Cost/Ton                        $   156.12   $     155.05     $   155.08      $   141.44    $   151.65

       Revenues                                      $    1,467   $        745     $      593      $    1,067    $    3,873
       Costs                                              1,238            655            468             847         3,210
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $      230   $         90     $      124             220    $      663
       Gross Profit Margin                                15.7%          12.1%          20.1%           20.6%         17.1%



       Total Energy Volume                              260,443        175,739        209,635         215,667       861,484
       Total Energy Revenues                         $  209,983   $    192,176     $  256,410         295,865    $  954,434
       Total Energy Costs                               163,329        134,613        179,027         238,669       715,639
                                                ----------------------------------------------------------------------------
       Total Gross Profit                            $   46,654   $     57,563     $   77,383      $   57,197    $  238,795
       Total Gross Profit Margin                          22.3%          30.0%          30.2%           19.3%         25.0%


Industrial Products:
Assumptions:
U.S. Domestic:
       Industrial Products Net Selling Price         $   865.53   $   1,317.39     $ 1,526.15      $ 1,573.28    $ 1,268.09
       Total Cost/Ton                                $   609.96   $     709.33     $   828.93      $ 1,002.86    $   753.23

Canadian:
       Industrial Products Net Selling Price         $   682.00   $     921.65     $ 1,019.29      $ 1,163.09    $   921.99
       Total Cost/Ton                                $   610.20   $     763.51     $   820.50      $ 1,064.18    $   785.82


       U.S. Domestic Shipments                          110,392        105,630         85,937          55,879       357,838

       Revenues                                      $   95,548   $    139,157     $  131,152      $   87,913    $  453,770
       Costs                                             67,335         74,927         71,236          56,038       269,536
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $   28,213   $     64,230     $   59,916      $   31,875    $  184,234
       Gross Profit Margin                                29.5%          46.2%          45.7%           36.3%         40.6%

PCD

       Revenues                                      $        -   $      4,442     $    5,705      $    6,021    $   16,168
       Costs                                                  -          3,678          5,100           5,218        13,996
                                                ----------------------------------------------------------------------------
       Gross Profit Margin                           $        -   $        764     $      604      $      803    $    2,171
       Gross Profit Margin Percentage                        0%          17.2%          10.6%           13.3%         13.4%

Canadian Shipments                                        8,454         13,358          7,275           5,498        34,585

       Revenues                                      $    5,766   $     12,312     $    7,415      $    6,395    $   31,887
       Costs                                              5,159         10,199          5,969           5,851        27,178
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $      607   $      2,113     $    1,446      $      544    $    4,710
       Gross Profit Margin                                10.5%          17.2%          19.5%            8.5%         14.8%

       Total Industrial Products Volume                 118,847        118,989         93,211          61,377       392,423
       Total Industrial Revenues                     $  101,314   $    155,910     $  144,272      $  100,329    $  501,825
       Total Industrial Costs                            72,494         88,804         82,305          67,107       310,710
                                                ----------------------------------------------------------------------------
       Total Industrial Gross Profit                 $   28,820   $     67,106     $   61,967      $   33,222    $  191,115
       Total Industrial Gross Profit Margin               28.5%          43.0%          43.0%           33.1%         38.1%


       Consolidated Volume                              379,289        294,728        302,847         277,044     1,253,907
       Consolidated Net Sales                        $  311,299   $    348,088     $  400,681      $  396,194    $1,456,264
       Consolidated Gross Profit                     $   75,475   $    124,667     $  139,347          90,418    $  429,914
       Consolidated Gross Profit Margin                   24.2%          35.8%          34.8%           22.8%         29.5%

       Canadian Depreciation - COGS                         885            858            889           1,018         3,650

       U.S. Domestic Depreciation - COGS                  4,050          4,547          4,449           4,730        17,776

       U.S. Domestic Depreciation - SG&A                  1,342          1,428          1,533           1,649         5,952

       Selling, General & Administrative                 18,299         21,174         20,442          22,191        82,108

       Interest Expense (Net)                             2,618          2,677          2,076           3,003        10,374

       Income (Loss) Before Income Taxes                 48,280         93,983        109,958          57,826       310,054

       Taxes                                             17,956         35,988         41,879          21,062       116,885

       Tax Effected Partial Trade Case Relief                 -              -           (451)         (1,761)      (2,212)

       Tax Effected Restructuring Charge                      -              -              -               -             -

       Tax Effected Cumulative Effect of
       application of FIN 46                             (1,584)             -              -                        (1,584)
                                                ----------------------------------------------------------------------------
       Net Income                                    $   28,740   $     57,994     $   68,530      $   38,525    $  193,796
                                                ============================================================================
       EPS                                           $     0.68   $       1.36     $     1.60      $     0.90    $     4.54
                                                ============================================================================

       Fully Diluted Shares Outstanding              42,413,198     42,734,149     42,872,304      42,994,072    42,751,303


Energy:                                            3/31/2003      6/30/2003      9/30/2003      12/31/2003       Total
                                                ----------------------------------------------------------------------------

Assumptions:
U.S. Domestic:
       Rig Count                                            901          1,028          1,088           1,109         1,031
       Import Market Share                                21.3%          31.9%          30.2%           29.0%         28.8%
       Inventory Change                                (38,000)        124,096         10,000         (95,280)          816

       Energy Net Selling Price                      $   579.65     $   600.82     $   625.37     $    639.47    $   612.23
       Total Cost/Ton                                $   570.23     $   554.54     $   556.68     $    568.50    $   562.26

Canadian:
       Rig Count                                            494            203            383             408           372
       Total OCTG Shipments                             236,712        130,903        221,836         235,918       825,369
       OCTG Import Market Share                           32.0%          31.0%          39.5%           41.6%         37.1%
       OCTG Inventory Change                            (58,470)        34,811         (3,410)         29,662         2,593

       Energy Net Selling Price                      $   735.89     $   784.17     $   776.57     $    814.71    $   776.76
       Total Cost/Ton                                $   639.14     $   657.84     $   605.27     $    585.77    $   617.89

Coiled Tubing:
       Coiled Tubing Net Selling Price               $ 2,978.90     $ 2,909.55     $ 3,704.73     $  2,990.96    $ 3,190.62
       Total Cost/Ton                                $ 1,958.02     $ 1,932.76     $ 2,669.96     $  1,847.37    $ 2,140.35


       U.S. Domestic Shipments                          119,797        140,418        131,855         138,549       530,619

       Revenues                                      $   69,440     $   84,366     $   82,458     $    88,598    $  324,863
       Costs                                             68,312         77,868         73,402          78,765       298,346
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $    1,128     $    6,499     $    9,057     $     9,833    $   26,517
       Gross Profit Margin                                 1.6%           7.7%          11.0%           11.1%          8.2%


       Canadian Shipments                                94,154         47,176         72,496          92,521       306,348

       Revenues                                      $   69,288     $   36,994     $   56,299     $    75,378    $  237,958
       Costs                                             60,177         31,035         43,880          54,197       189,289
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $    9,110     $    5,960     $   12,418     $    21,181    $   48,670
       Gross Profit Margin                                13.1%          16.1%          22.1%           28.1%          20.5%


       Coiled Tubing Shipments                            4,194          3,173          5,283           4,692        17,342

       Revenues                                      $   12,494     $    9,232     $   19,573     $    14,032    $   55,331
       Costs                                              8,212          6,133         14,106           8,667        37,117
                                                ----------------------------------------------------------------------------
       Gross Profit Margin                           $    4,282     $    3,100     $    5,467     $     5,365    $   18,213
       Gross Profit Margin Percentage                     34.3%          33.6%          27.9%           38.2%          32.9%


       Tolling Selling Volume                             8,706          3,740          6,299           9,067        27,811
       Tolling Net Selling Price                     $   136.93     $   161.08     $   122.43     $    147.58    $   140.37
       Tolling Other Cost/Ton                        $    96.92     $   154.22     $   133.22     $    123.70    $   121.61

       Revenues                                      $    1,192     $      602     $      771     $     1,338    $    3,904
       Costs                                                844            577            839           1,122         3,382
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $      348     $       26     $      (68)    $       217    $      522
       Gross Profit Margin                                29.2%           4.3%          -8.8%           16.2%          13.4%


       Total Energy Volume                              226,851        194,507        215,933         244,830       882,121
       Total Energy Revenues                         $  152,413     $  131,195     $  159,101     $   179,347    $  622,056
       Total Energy Costs                               137,545        115,611        132,227         142,750       528,134
                                                ----------------------------------------------------------------------------
       Total Gross Profit                            $   14,868     $   15,584     $   26,874     $    36,596    $   93,921
       Total Gross Profit Margin                           9.6%          11.9%          17.0%           20.4%          15.1%


Industrial Products:
Assumptions:
U.S. Domestic:
       Industrial Products Net Selling Price         $   676.84     $   644.47     $   651.30     $    681.49    $   663.09
       Total Cost/Ton                                $   632.02     $   594.78     $   574.78     $    588.00    $   597.36

Canadian:
       Industrial Products Net Selling Price         $   548.14     $   550.99     $   513.01     $    556.19    $   541.66
       Total Cost/Ton                                $   517.61     $   576.32     $   544.72     $    534.97    $   542.85


       U.S. Domestic Shipments                           95,650         95,115         99,303          88,345       378,412

       Revenues                                      $   64,739     $   61,298     $   64,677     $    60,206    $  250,920
       Costs                                             60,454         56,572         57,077          51,947       226,049
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $    4,285     $    4,726     $    7,600     $     8,260    $   24,871
       Gross Profit Margin                                 6.6%           7.7%          11.8%           13.7%           9.9%

       Canadian Shipments                                 4,171          4,411          5,800           6,740        21,122

       Revenues                                      $    2,286     $    2,431     $    2,976     $     3,749    $   11,441
       Costs                                              2,159          2,542          3,160           3,606        11,466
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $      127     $     (112)    $     (184)    $       143    $      (25)
       Gross Profit Margin                                 5.6%          -4.6%          -6.2%            3.8%          -0.2%

       Total Industrial Products Volume                  99,820         99,526        105,103          95,085       399,535
       Total Industrial Revenues                     $   67,025     $   63,729     $   67,652     $    63,955    $  262,362
       Total Industrial Costs                            62,613         59,114         60,237          55,552       237,516
                                                ----------------------------------------------------------------------------
       Total Industrial Gross Profit                 $    4,413     $    4,615     $    7,416     $     8,403    $   28,846
       Total Industrial Gross Profit Margin                6.6%           7.2%          11.0%           13.1%           9.5%


       Consolidated Volume                              326,671        294,033        321,037         339,915     1,281,656
       Consolidated Net Sales                        $  219,438     $  194,924     $  226,753     $   243,302    $  884,417
       Consolidated Gross Profit                     $   19,281     $   20,199     $   34,290     $    44,999    $  118,767
       Consolidated Gross Profit Margin                    8.8%          10.4%          15.1%           18.5%          13.4%

       Canadian Depreciation - COGS                         762            816            832             864         3,274

       U.S. Domestic Depreciation - COGS                  3,609          3,736          3,693           3,491        14,529

       U.S. Domestic Depreciation - SG&A                    708            704            701             634         2,747

       Selling, General & Administrative                 11,605         11,081         15,015          15,166        52,867

       Interest Expense (Net)                             2,235          2,207          2,711           2,484         9,637

       Income (Loss) Before Income Taxes                    362          1,655         11,338          22,361        35,714

       Taxes                                                119            591          3,250           8,733        12,693

       Tax Effected Partial Trade Case Relief                -              -            (589)           (105)         (694)

       Tax Effected Restructuring Charge                     -              -              -              397           397

       Tax Effective Reorganizational Charge                 -              -              -              360           360
                                                ----------------------------------------------------------------------------
       Net Income                                    $      243     $    1,064     $    8,677     $    12,975    $   22,957
                                                ============================================================================
       EPS                                           $     0.01     $     0.03     $     0.21     $      0.31    $     0.55
                                                ============================================================================

       Fully Diluted Shares Outstanding              41,560,671     42,285,174     42,254,000      42,327,761    42,109,539


Energy:                                            3/31/2002      6/30/2002      9/30/2002      12/31/2002       Total
                                                ----------------------------------------------------------------------------
Assumptions:
U.S. Domestic:
       Rig Count                                            818            806            853            847
       Import Market Share                                22.6%          19.0%          22.5%          22.7%
       Inventory Change                                 (71,887)       (43,473)        52,045       (146,000)      (209,315)

       Energy Net Selling Price                      $   585.93     $   587.35     $   608.15     $   600.83
       Total Cost/Ton                                $   540.79     $   517.64     $   592.67     $   612.68

Canadian:
       Rig Count                                            377            144            249            283
       Total OCTG Shipments                             176,149        107,747        147,741        169,598        601,235
       OCTG Import Market Share                           32.0%          31.0%          32.0%          35.0%
       OCTG Inventory Change                            (62,124)         4,324          7,123         34,980        (15,697)

       Energy Net Selling Price                      $   662.97     $   668.15     $   679.77     $   687.92
       Total Cost/Ton                                $   490.81     $   495.00     $   516.91     $   539.86

Coiled Tubing:
       Coiled Tubing Net Selling Price               $        -     $ 2,621.99     $ 2,715.83     $ 2,840.12
       Total Cost/Ton                                $        -     $ 2,215.73     $ 2,114.17     $ 1,880.85


       U.S. Domestic Shipments                           74,770         91,042         88,565         90,313        344,690

       Revenues                                      $   43,809     $   53,474     $   53,861     $   54,263     $  205,407
       Costs                                             40,435         47,127         52,490         55,333        195,384
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $    3,375     $    6,347     $    1,371     $   (1,070)    $   10,023
       Gross Profit Margin                                 7.7%          11.9%           2.5%          -2.0%           4.9%


       Canadian Shipments                                61,733         32,548         50,204         60,606        205,092

       Revenues                                      $   40,927     $   21,747     $   34,127     $   41,693     $  138,494
       Costs                                             30,299         16,111         25,951         32,719        105,080
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $   10,628     $    5,636     $    8,176     $    8,974     $   33,414
       Gross Profit Margin                                26.0%          25.9%          24.0%          21.5%          24.1%


       Coiled Tubing Shipments                                -          3,395          3,648          3,634         10,677

       Revenues                                      $        -     $    8,902     $    9,907     $   10,321     $   29,130
       Costs                                                  -          7,522          7,712          6,835         22,070
                                                ----------------------------------------------------------------------------
       Gross Profit Margin                           $        -     $    1,379     $    2,195     $    3,486     $    7,060
       Gross Profit Margin Percentage                      0.0%          15.5%          22.2%          33.8%          24.2%


       Total Energy Volume                              136,503        126,985        142,417        154,553        560,459
       Total Energy Revenues                         $   84,737     $   84,122     $   97,895     $  106,276     $  373,031
       Total Energy Costs                                70,734         70,761         86,154         94,887        322,535
                                                ----------------------------------------------------------------------------
       Total Gross Profit                            $   14,003     $   13,362     $   11,742     $   11,390     $   50,496
       Total Gross Profit Margin                          16.5%          15.9%          12.0%          10.7%          13.5%


Industrial Products:
Assumptions:
U.S. Domestic:
       Industrial Products Net Selling Price         $   412.39     $   434.55     $   522.40     $   521.00
       Total Cost/Ton                                $   391.72     $   367.76     $   444.65     $   494.86

Canadian:
       Industrial Products Net Selling Price         $   443.58     $   494.50     $   586.28     $   537.07
       Total Cost/Ton                                $   441.17     $   457.31     $   502.39     $   489.99


       U.S. Domestic Shipments                           39,425         40,763         33,200         29,439        142,827

       Revenues                                      $   16,258     $   17,713     $   17,344     $   15,338     $   66,654
       Costs                                             15,444         14,991         14,762         14,568         59,765
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $      815     $    2,723     $    2,581     $      770     $    6,889
       Gross Profit Margin                                 5.0%          15.4%          14.9%           5.0%          10.3%

       Canadian Shipments                                 5,426          8,037          3,664          4,904         22,031

       Revenues                                      $    2,407     $    3,975     $    2,148     $    2,634     $   11,163
       Costs                                              2,394          3,676          1,841          2,403         10,313
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $       13     $      299     $      307     $      231     $      850
       Gross Profit Margin                                 0.5%           7.5%          14.3%           8.8%           7.6%

       Total Industrial Products Volume                  44,851         48,800         36,864         34,344        164,858
       Total Industrial Revenues                     $   18,665     $   21,688     $   19,492     $   17,972     $   77,817
       Total Industrial Costs                            17,837         18,666         16,603         16,971         70,078
                                                ----------------------------------------------------------------------------
       Total Industrial Gross Profit                 $      828     $    3,022     $    2,889     $    1,000     $    7,739
       Total Industrial Gross Profit Margin                4.4%          13.9%          14.8%           5.6%           9.9%


Other:
Assumptions:
       Tolling Selling Volume                             3,129          3,585          2,922          5,899         15,535
       Tolling Net Selling Price                     $   166.59     $   179.25     $   105.72     $   100.48
       Tolling Other Cost/Ton                        $   151.06     $   134.23     $   104.15     $    88.11

       Revenues                                      $      521     $      643     $      309     $      593     $    2,066
       Costs                                                473            481            304            520          1,778
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $       49     $      161     $        5     $       73     $      288
       Gross Profit Margin                                 9.3%          25.1%           1.5%          12.3%          13.9%



       Consolidated Volume                              184,483        179,371        182,203        194,795        740,852
       Consolidated Net Sales                        $  103,923     $  106,453     $  117,696     $  124,840     $  452,913
       Consolidated Gross Profit                     $   14,880     $   16,545     $   14,635     $   12,463     $   58,523
       Consolidated Gross Profit Margin                   14.3%          15.5%          12.4%          10.0%          12.9%

       Canadian Depreciation - COGS                         624            648            675            742          2,689

       U.S. Domestic Depreciation - COGS                  2,629          3,670          2,904          3,634         12,837

       U.S. Domestic Depreciation - SG&A                    758            319          1,056          1,182          3,315

       Selling, General & Administrative                  6,418          9,394          7,854          7,051         30,717

       Interest Expense (Net)                               961            894            908          1,562          4,325

       Income (Loss) Before Income Taxes                  3,490          1,620          1,238         (1,708)         4,640

       Taxes                                              1,430            640            602              7          2,679

       Tax Effected Discontinued DOM Operations            (518)              -             -              -           (518)

       Tax Effected Partial Trade Case Relief                 -              -              -         (1,680)        (1,680)

       Tax Effected Restructuring Charge                    221              -              -            534            755
                                                ----------------------------------------------------------------------------
       Net Income                                    $    2,358     $      980     $      636     $     (569)    $    3,404
                                                ============================================================================
       EPS                                           $     0.07     $     0.03     $     0.02     $    (0.01)    $     0.09
                                                ============================================================================

       Fully Diluted Shares Outstanding              33,525,942     37,974,412     41,149,188     40,932,041     38,491,962


Energy:                                            3/31/2001      6/30/2001      9/30/2001      12/31/2001       Total
                                                ----------------------------------------------------------------------------
Assumptions:
U.S. Domestic:
       Rig Count                                          1,142          1,237          1,241          1,008
       Import Market Share                                27.3%          32.0%          32.3%          28.5%
       Inventory Change                                   9,411         89,478        (22,029)       (91,509)       (14,649)

       Energy Net Selling Price                      $   711.00     $   669.82     $   651.96     $   643.57
       Total Cost/Ton                                $   559.42     $   490.51     $   514.37     $   543.82

Canadian:
       Rig Count                                            515            252            320            278
       Total OCTG Shipments                             213,716        132,816        182,078        156,613        685,223
       OCTG Import Market Share                           24.0%          25.0%          36.0%          36.0%
       OCTG Inventory Change                            (35,027)        13,383          9,170         12,136           (338)

       Energy Net Selling Price                      $   724.60     $   678.73     $   682.33     $   632.86
       Total Cost/Ton                                $   526.94     $   486.64     $   484.95     $   465.11


       U.S. Domestic Shipments                           99,758        115,319        116,328         84,336        415,741

       Revenues                                      $   70,928     $   77,243     $   75,841     $   54,276     $  278,287
       Costs                                             55,806         56,565         59,836         45,864        218,071
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $   15,121     $   20,678     $   16,005     $    8,412     $   60,216
       Gross Profit Margin                                21.3%          26.8%          21.1%          15.5%          21.6%


       Canadian Shipments                                87,901         56,977         63,728         55,883        264,489

       Revenues                                      $   63,693     $   38,672     $   43,483     $   35,366     $  181,214
       Costs                                             46,319         27,727         30,905         25,992        130,942
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $   17,374     $   10,945     $   12,579     $    9,374     $   50,272
       Gross Profit Margin                                27.3%          28.3%          28.9%          26.5%          27.7%


       Total Energy Volume                              187,659        172,296        180,056        140,219        680,230
       Total Energy Revenues                         $  134,620     $  115,915     $  119,324     $   89,642     $  459,502
       Total Energy Costs                               102,125         84,292         90,740         71,856        349,013
                                                ----------------------------------------------------------------------------
       Total Gross Profit                            $   32,495     $   31,623     $   28,584     $   17,786     $  110,489
       Total Gross Profit Margin                          24.1%          27.3%          24.0%          19.8%          24.0%


Industrial Products:
Assumptions:
U.S. Domestic:
       Industrial Products Net Selling Price         $   448.91     $   447.43     $   423.53     $   414.91
       Total Cost/Ton                                $   413.04     $   415.20     $   423.24     $   396.70

Canadian:
       Industrial Products Net Selling Price         $   505.83     $   451.37     $   413.18     $   370.07
       Total Cost/Ton                                $   507.65     $   397.30     $   391.83     $   447.45


       U.S. Domestic Shipments                           37,598         38,903         37,528         38,109        152,139

       Revenues                                      $   16,878     $   17,406     $   15,894     $   15,812     $   65,990
       Costs                                             15,529         16,153         15,884         15,118         62,683
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $    1,349     $    1,254     $       11     $      694     $    3,307
       Gross Profit Margin                                 8.0%           7.2%           0.1%           4.4%           5.0%

       Canadian Shipments                                11,632          8,008          6,053          5,011         30,704

       Revenues                                      $    5,884     $    3,615     $    2,501     $    1,854     $   13,854
       Costs                                              5,905          3,182          2,372          2,242         13,700
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $     (21)     $      433     $      129     $     (388)    $      153
       Gross Profit Margin                                -0.4%          12.0%           5.2%         -20.9%           1.1%

       Total Industrial Products Volume                  49,230         46,911         43,581         43,120        182,842
       Total Industrial Revenues                     $   22,762     $   21,021     $   18,395     $   17,666     $   79,844
       Total Industrial Costs                            21,434         19,334         18,255         17,360         76,384
                                                ----------------------------------------------------------------------------
       Total Industrial Gross Profit                 $    1,328     $    1,687     $      140     $      306     $    3,461
       Total Industrial Gross Profit Margin                5.8%           8.0%           0.8%           1.7%           4.3%


Other:
Assumptions:
       Tolling Selling Volume                             7,310          6,112          6,996          3,502         23,919
       Tolling Net Selling Price                     $   192.17     $   301.39     $   266.42     $   138.15
       Tolling Other Cost/Ton                        $   148.01     $   151.22     $    74.29     $   139.00

       Revenues                                      $    1,405     $    1,842     $    1,864     $      484     $    5,594
       Costs                                              1,082            924            520            487          3,013
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $      323     $      918     $    1,344     $       (3)    $    2,582
       Gross Profit Margin                                23.0%          49.8%          72.1%          -0.6%          46.1%



       Consolidated Volume                              244,198        225,320        230,633        186,841        886,991
       Consolidated Net Sales                        $  158,787     $  138,778     $  139,583     $  107,792     $  544,940
       Consolidated Gross Profit                     $   34,146     $   34,227     $   30,068     $   18,089     $  116,531
       Consolidated Gross Profit Margin                   21.5%          24.7%          21.5%          16.8%          21.4%

       Start-Up                                           1,064             37              -              -          1,101

       Canadian Depreciation - COGS                       1,258          1,240          1,206          1,175          4,879

       U.S. Domestic Depreciation - COGS                  1,807          1,996          2,308          2,451          8,562

       U.S. Domestic Depreciation - SG&A                    361            386            390            264          1,401

       Selling, General & Administrative                  6,093          7,473          6,666          7,291         27,523

       Interest Expense (Net)                               657            934            797            702          3,090

       Income (Loss) Before Income Taxes                 22,906         22,161         18,701          6,206         69,974

       Taxes                                              7,882          7,731          6,344          2,288         24,245

       Tax Effected Discontinued DOM Operations          11,197              -              -              -         11,197

       Tax Effected Restructuring Charge                      -              -              -          5,594          5,594

       Tax Effected Transaction Costs                         -              -            898              -            898
                                                ----------------------------------------------------------------------------
       Net Income                                    $    3,827     $   14,430     $   11,459     $   (1,676)    $   28,040
                                                ============================================================================
       EPS                                           $     0.11     $     0.42     $     0.34     $    (0.05)    $     0.82
                                                ============================================================================

       Fully Diluted Shares Outstanding              34,574,692     34,590,068     34,181,324     32,805,819     34,116,817


Energy:                                            3/31/2000      6/30/2000      9/30/2000      12/31/2000       Total
                                                ----------------------------------------------------------------------------
Assumptions:
U.S. Domestic:
       Rig Count                                            770            842            981          1,076
       Import Market Share                                28.0%          30.7%          30.3%          34.8%
       Inventory Change                                 101,000        120,000         81,000        133,602        435,602

       Energy Net Selling Price                      $   623.92     $   643.42     $   686.09     $   696.01
       Total Cost/Ton                                $   558.74     $   553.18     $   571.35     $   575.46

Canadian:
       Rig Count                                            469            216            313            380
       Total OCTG Shipments                             196,528        156,630        172,598        212,801        738,557
       OCTG Import Market Share                           38.0%          36.0%          31.0%          39.0%
       OCTG Inventory Change                             13,548         13,973        (12,943)       (11,321)         3,257

       Energy Net Selling Price                      $   739.29     $   729.63     $   724.48     $   697.01
       Total Cost/Ton                                $   592.31     $   584.81     $   618.20     $   553.88


       U.S. Domestic Shipments                           79,948         84,935         92,268         84,459        341,610

       Revenues                                      $   49,881     $   54,649     $   63,304     $   58,784     $  226,618
       Costs                                             44,670         46,984         52,717         48,603        192,974
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $    5,211     $    7,665     $   10,587     $   10,181     $   33,644
       Gross Profit Margin                                10.4%          14.0%          16.7%          17.3%          14.8%


       Canadian Shipments                                81,994         67,253         70,181        105,664        325,092

       Revenues                                      $   60,617     $   49,070     $   50,844     $   73,649     $  234,180
       Costs                                             48,566         39,330         43,386         58,525        189,807
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $   12,051     $    9,739     $    7,458     $   15,123     $   44,373
       Gross Profit Margin                                19.9%          19.8%          14.7%          20.5%          18.9%


       Total Energy Volume                              161,942        152,188        162,449        190,123        666,702
       Total Energy Revenues                         $  110,498     $  103,719     $  114,148     $  132,433     $  460,798
       Total Energy Costs                                93,236         86,314         96,103        107,128        382,781
                                                ----------------------------------------------------------------------------
       Total Gross Profit                            $   17,262     $   17,404     $   18,045     $   25,305     $   78,017
       Total Gross Profit Margin                          15.6%          16.8%          15.8%          19.1%          16.9%


Industrial Products:
Assumptions:
U.S. Domestic:
       Industrial Products Net Selling Price         $   471.50     $   486.00     $   492.32     $   465.54
       Total Cost/Ton                                $   432.87     $   450.39     $   459.39     $   435.18

Canadian:
       Industrial Products Net Selling Price         $   514.86     $   543.87     $   504.80     $   537.57
       Total Cost/Ton                                $   506.62     $   444.64     $   508.55     $   527.20


       U.S. Domestic Shipments                           40,199         35,778         36,115         44,988        157,080

       Revenues                                      $   18,954     $   17,388     $   17,780     $   20,944     $   75,066
       Costs                                             17,401         16,114         16,591         19,578         69,684
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $    1,553     $    1,274     $    1,189     $    1,366     $    5,382
       Gross Profit Margin                                 8.2%           7.3%           6.7%           6.5%           7.2%

       Canadian Shipments                                11,760         10,231          9,869          9,144         41,004

       Revenues                                      $    6,055     $    5,564     $    4,982     $    4,916     $   21,517
       Costs                                              5,958          4,549          5,019          4,821         20,347
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $       97     $    1,015     $      (37)    $       95     $    1,170
       Gross Profit Margin                                 1.6%          18.2%          -0.7%           1.9%           5.4%

       Total Industrial Products Volume                  51,959         46,009         45,984         54,132        198,084
       Total Industrial Revenues                     $   25,009     $   22,952     $   22,762     $   25,859     $   96,582
       Total Industrial Costs                            23,359         20,663         21,610         24,399         90,031
                                                ----------------------------------------------------------------------------
       Total Industrial Gross Profit                 $    1,650     $    2,289     $    1,152     $    1,461     $    6,552
       Total Industrial Gross Profit Margin                6.6%          10.0%           5.1%           5.6%           6.8%


Other:
Assumptions:
       Tolling Selling Volume                             7,907          1,842          5,437         11,258         26,444
       Tolling Net Selling Price                     $   150.65     $   170.25     $   218.73     $   155.44
       Tolling Other Cost/Ton                        $   114.35     $   149.07     $   144.49     $    92.15

       Revenues                                      $    1,191     $      314     $    1,189     $    1,750     $    4,444
       Costs                                                904            275            786          1,037          3,002
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $      287     $       39     $      404     $      713     $    1,442
       Gross Profit Margin                                24.1%          12.4%          33.9%          40.7%          32.5%



       Consolidated Volume                              221,808        200,039        213,870        255,513        891,230
       Consolidated Net Sales                        $  136,698     $  126,984     $  138,099     $  160,042     $  561,824
       Consolidated Gross Profit                     $   19,153     $   19,771     $   19,609     $   27,480     $   86,011
       Consolidated Gross Profit Margin                   14.0%          15.6%          14.2%          17.2%          15.3%

       Start-Up                                               -              -            615           (348)           267

       Canadian Depreciation - COGS                       1,159          1,145          1,249          1,259          4,812

       U.S. Domestic Depreciation - COGS                  1,510          1,517          1,552          1,800          6,379

       U.S. Domestic Depreciation - SG&A                    379            417            298            317          1,411

       Selling, General & Administrative                  5,299          6,011          5,792          6,656         23,758

       Interest Expense (Net)                               549            839            731          1,023          3,142

       Income (Loss) Before Income Taxes                 10,257          9,843          9,372         16,772         46,242

       Taxes                                              4,099          3,460          3,504          6,097         17,161

       Tax Effected Discontinued DOM Operations             604            160            566            790          2,120

       Tax Effected Transaction Costs                         -              -          9,009              -          9,009

       Tax Effected Inventory Reserve                         -              -          1,391              -          1,391
                                                ----------------------------------------------------------------------------
       Net Income                                    $    5,554     $    6,222     $   (5,098)    $    9,886     $   16,562
                                                ============================================================================
       EPS                                           $     0.16     $     0.18     $    (0.15)    $     0.29     $     0.48
                                                ============================================================================

       Fully Diluted Shares Outstanding              34,486,696     34,596,811     33,674,011     34,477,166     34,524,656